Exhibit 10.2

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER

This Third Amendment to Loan and Security Agreement and Waiver (this “Amendment”) is entered into as of June 13, 2022 by and between COMERICA BANK (“Bank”), INTERPACE BIOSCIENCES, INC., a Delaware corporation (“Parent”), INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation (“Diagnostics Corporation”), INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Diagnostics”) and INTERPACE PHARMA SOLUTIONS, INC., a Delaware corporation (“Pharma Solutions”, and together with Parent, Diagnostics Corporation, and Diagnostics, the “Borrowers” and each individually a “Borrower”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of October 13, 2021, as it may be amended, restated, supplemented or replaced from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement and Consent dated as of November 1, 2021, and that certain Second Amendment to Loan and Security Agreement and Waiver entered into as of April 22, 2022 (as amended, the “Agreement”). The parties desire to amend the Agreement and Borrowers have requested that Bank waive a certain Event of Default, all as set forth below.

NOW, THEREFORE, the parties agree as follows:

1. Borrowers failed to comply with Section 6.6 of the Agreement (Accounts) by failing to close and have the balances of all accounts maintained outside of Bank transferred to accounts at Bank by May 31, 2022 (the “Covenant Violation”). Borrowers requested that Bank waive the Event of Default that occurred as a result of the Covenant Violation. Bank hereby waives the Event of Default that occurred as a result of the Covenant Violation (“Waiver”). This Waiver is specific as to content and time, shall be limited precisely as written, and shall not constitute a waiver of any other current or future default or Event of Default or breach of any covenant contained in the Agreement or the terms and conditions of any other Loan Documents. Bank expressly reserves all of its various rights, remedies, powers and privileges under the Agreement and the other Loan Documents due to any other default, Event of Default or breach not waived herein.

2. Exhibit A of the Agreement is amended by adding (in the correct alphabetical order) or amending and restating the following defined terms to read in their entireties as follows:

“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower’s request in accordance with Section 2.1(b)(iv).

“Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Five Hundred Thousand Dollars ($500,000).

“Revolving Line” means a Credit Extension of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) (inclusive of the aggregate limits of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and the corporate credit cards issued to Borrowers, or any of them, and merchant credit card processing reserves under the Credit Card Services Sublimit).

3. Section 2.1(b)(i) of the Agreement is amended and restated in its entirety as follows:

“(i) Amount. Subject to and upon the terms and conditions of this Agreement, Borrowers, or any of them, may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less the aggregate limits of the corporate credit cards issued to Borrowers, or any of them, and merchant credit card processing reserves under the Credit Card Services Sublimit and the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit. Notwithstanding anything to the contrary set forth herein, the aggregate outstanding Advances shall not exceed Five Million Dollars ($5,000,000) at any time until Bank has evidence satisfactory to it that at least eighty percent (80%) of Borrowers’ account debtors are remitting payments to the Collection Account(s) or a Segregated Governmental Account, as applicable. Amounts borrowed pursuant to this Section 2.1(b) may be repaid and re-borrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Any repayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so repaid.”

4. New Sections 2.1(b)(iv) and (v) are added to the Agreement to read in its entirety as follows:

“(iv) Letter of Credit Sublimit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such Letters of Credit as Borrower may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (a) shall not at any time exceed the Letter of Credit Sublimit, and (b) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line provided further, that the maturity date of any such Letter of Credit shall not be later than the Revolving Maturity Date. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance and shall include terms (including, without limitation, the expiration date thereof) acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form of letter of credit application and agreement (as such form may be amended, restated, supplemented, replaced, or otherwise modified from time to time) and any other agreement that Borrower may enter into with the Bank in connection with the Letters of Credit. Borrower will pay any standard issuance and other fees that Bank notifies Borrower it will charge for issuing and processing Letters of Credit.”

5. Section 2.2 of the Agreement is amended and restated to read in its entirety as follows:

“2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base, less the aggregate limits of the corporate credit cards issued to Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit and the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit at any time. Borrowers shall promptly, and in any event within two (2) Business Days, pay to Bank, in cash, the amount of such excess.”

6. The first paragraph of Section 6.6 of the Agreement is amended and restated to read in its entirety as follows:

“On or before June 30, 2022 (the “Transition Date”), all of each Borrower’s accounts maintained outside Bank shall be closed and the balances transferred to accounts at Bank and Borrowers shall thereafter maintain all of their depository, operating and investment accounts at Bank. On or before the Transition Date, the aggregate balance of all accounts not maintained at Bank shall not exceed Five Hundred Thousand Dollars ($500,000) at any time and such accounts are not required to be governed by a control agreement. Notwithstanding anything to the contrary set forth above, Borrowers must maintain accounts at Bank, including without limitation, Collection Account(s), by the Transition Date.”

7. Section 9.1(b) of the Agreement is amended and restated to read in its entirety as follows:

“(b) Demand that Borrowers (i) deposit cash with Bank in an amount equal to the amount of any outstanding Letters of Credit remaining undrawn or Credit Card Services as collateral security for the repayment of any future drawings under such Letters of Credit or outstanding Credit Card Services, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit or Credit Card Services fees, and Borrowers shall promptly deposit and pay such amounts;”

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8. Exhibit E to the Agreement is deleted and replaced in its entirety with Exhibit E attached hereto.

9. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

10. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

11. Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment except to the extent such representation or warranty expressly relates to an earlier date, and that no Event of Default has occurred and is continuing.

12. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrowers;

(b) Corporation and Limited Liability Company Resolutions and Incumbency Certification (Authority to Procure Joint Loans), duly executed by Borrowers;

(c) a Consent to Electronic Delivery of Terms and Conditions, ESign Disclosure and Consent, duly consented to by each Borrower, the subordinated creditor, and authorized signers;

(d) such other documents, and completion of such other matters, as Bank may reasonably request.

13. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE PHARMA SOLUTIONS, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

COMERICA BANK

By:	/s/ Shane Merkord
Name:	Shane Merkord
Title:	Senior Vice President

[Signature Page to Third Amendment to Loan and Security Agreement and Waiver (4871-1975-0691)]

EXHIBIT E

TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00* P.M., C.S.T.

*At month end and the day before a holiday, the cut off time is 1:30 P.M., C.S.T.

[**Subject to 3 day advance notice.]

To:	Loan Analysis	DATE:	TIME:

FAX #: (425) 452-2510

Email directly to:

●	sgmerkord@comerica.com and
●	nwcompliance@comerica.com

TELEPHONE REQUEST (For Bank Use Only):
FROM:
The following person is authorized to request the loan payment transfer/loan advances on the designated account and is known to me.
Borrower’s Name
FROM:

Authorized Signer’s Name	Authorized Request & Phone #
FROM:

Authorized Signer’s Signature	Received by (Bank) & Phone #

PHONE #:

Authorized Signature (Bank)
FROM ACCOUNT #:

(please include Note number, if applicable)

TO ACCOUNT #:

(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only
PRINCIPAL INCREASE* (ADVANCE) PRINCIPAL PAYMENT (ONLY)	$_________________ $_________________	Date Rec’d: Time: Comp. Status: Status Date: Time: Approval:	YES	NO
OTHER INSTRUCTIONS:

Borrowers represent, warrant and certify that no default or Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute a default or Event of Default, has occurred and is continuing under the Agreement, and none will exist upon the making of the Advance requested hereunder. Borrowers further certify that upon advancing the sum requested hereunder, the outstanding Advances will not exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less the aggregate outstanding balance of the corporate credit cards issued to Borrowers under the Credit Card Services Sublimit and the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. If the Advances shall at any time exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less the aggregate outstanding balance of the corporate credit cards issued to Borrowers under the Credit Card Services Sublimit and the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit at any time, Borrowers shall promptly, and in any event within two (2) Business Days, pay to Bank, in cash, the amount of such excess, Borrowers will immediately pay such excess amount, without any necessity of notice or demand.

Once delivered or submitted, this Loan Advance/Paydown Request Form shall not be revocable.

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement

[Exhibit E]

Consent to Electronic Delivery of Terms & Conditions
ESIGN Disclosure and Consent

Please read this Disclosure and Consent carefully and keep a copy for Your records.

Required Acceptance for Electronic Delivery of Commercial Loan Documents. Prior to receiving certain commercial loan documents and other documents, You, as an authorized signer for the entity and on behalf of the entity (“You” and “Your”) must agree to our terms and conditions (the “Terms”). Before agreeing to the Terms, You will need to consent to receive them electronically. You can consent to receive the Terms electronically by clicking in the Consent box below. In doing so, You acknowledge that You have read this ESIGN Disclosure and Consent (the “Consent”) and agree to the electronic delivery of the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents.

Electronic Delivery of Terms. By placing an ‘X’ or a checkmark in the Consent box, You are consenting to receive the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically. In such case, Comerica agrees to provide the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents to you electronically. In order to access, receive, and retain this Consent, the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically, You must (i) have a pre-established email address, (ii) use a Comerica provided electronic device, and (iii) provide at Your own expense a computer or other electronic device capable of accessing the Internet and saving files and emails. Your computer/device must meet the minimum requirements outlined below.

To retain a copy of this Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically, You must provide a pre-existing email address to which the documents will be sent. You will then need to save the documents, as well as the email to which they are attached, to the hard drive on Your computer or device. You may also print a copy of the documents.

Paper Delivery of Terms. You have the right to receive a paper copy of this Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents. To receive a paper copy at no charge, please call Your lender to make a request. They will print the documents for You and mail them to the address we have on file for Your loan.

System Requirements to Receive the Consent, Terms, and Other Documents. To receive an electronic copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents You must have the following equipment and software:

●	Have a pre-established email service and address that is capable of receiving the delivery of emails with attachments. Your access to this page verifies that Your system/device or that electronic device provided by Comerica meets these requirements.

System Requirements to Sign and Retain Information. To retain an electronic copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents You must save them to the hard drive on Your computer or device. You may also print a copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents. The minimum system requirements for using DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide-signing-system-requirements. To save them to Your hard drive, You must save them to the hard drive on Your computer or device that must meet the following requirements:

●	A personal computer or other device which is capable of accessing the Internet, with an Internet web browser which is capable of supporting 128-bit SSL encrypted communications, which requires a minimum web browser version of either Microsoft® Internet Explorer version 8.0 (click to download the latest IE version http://www.microsoft.com/windows/ie/downloads/default.asp) and Your system or device must have 128-bit SSL encryption software. Your access to the email and opening its attachments verifies that Your browser and encryption software/device meet these requirements.

●	You must have software which permits You to receive and access Portable Document Format or “PDF” files, such as Adobe Acrobat Reader® version 8.0 and above (available for downloading at http://www.adobe.com/products/acrobat/readstep2.html). Your access to the email and opening the attachments contained in the email verifies that Your system/device has the necessary software to permit You to receive and access PDF files.

☒	Consent. By placing an ‘X’ or checkmark in the box, You, Thomas W. Burnell, as an authorized signer for (i) Interpace Biosciences, Inc. and on behalf of Interpace Biosciences, Inc., (ii) Interpace Diagnostics Corporation and on behalf of Interpace Diagnostics Corporation, (iii) Interpace Diagnostics, LLC and on behalf of Interpace Diagnostics, LLC, and (iv) Interpace Pharma Solutions, Inc. and on behalf of Interpace Pharma Solutions, Inc., consent to the electronic delivery of the Terms. You also agree that Comerica Bank does not need to provide You with an additional paper (non-electronic) copy of the Terms, unless specifically requested.

Consent to Electronic Delivery of Terms & Conditions
ESIGN Disclosure and Consent

Please read this Disclosure and Consent carefully and keep a copy for Your records.

Required Acceptance for Electronic Delivery of Commercial Loan Documents. Prior to receiving certain commercial loan documents and other documents, You, as an authorized signer for the entity and on behalf of the entity (“You” and “Your”) must agree to our terms and conditions (the “Terms”). Before agreeing to the Terms, You will need to consent to receive them electronically. You can consent to receive the Terms electronically by clicking in the Consent box below. In doing so, You acknowledge that You have read this ESIGN Disclosure and Consent (the “Consent”) and agree to the electronic delivery of the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents.

Electronic Delivery of Terms. By placing an ‘X’ or a checkmark in the Consent box, You are consenting to receive the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically. In such case, Comerica agrees to provide the Terms and all future amendments and updates to the Terms, as well as copies of Your commercial loan documents and other documents to you electronically. In order to access, receive, and retain this Consent, the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically, You must (i) have a pre-established email address, (ii) use a Comerica provided electronic device, and (iii) provide at Your own expense a computer or other electronic device capable of accessing the Internet and saving files and emails. Your computer/device must meet the minimum requirements outlined below.

To retain a copy of this Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents electronically, You must provide a pre-existing email address to which the documents will be sent. You will then need to save the documents, as well as the email to which they are attached, to the hard drive on Your computer or device. You may also print a copy of the documents.

Paper Delivery of Terms. You have the right to receive a paper copy of this Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents. To receive a paper copy at no charge, please call Your lender to make a request. They will print the documents for You and mail them to the address we have on file for Your loan.

System Requirements to Receive the Consent, Terms, and Other Documents. To receive an electronic copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents You must have the following equipment and software:

●	Have a pre-established email service and address that is capable of receiving the delivery of emails with attachments. Your access to this page verifies that Your system/device or that electronic device provided by Comerica meets these requirements.

System Requirements to Sign and Retain Information. To retain an electronic copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents You must save them to the hard drive on Your computer or device. You may also print a copy of the Consent and the Terms and updates to the Terms, as well as copies of Your commercial loan documents and other documents. The minimum system requirements for using DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide-signing-system-requirements. To save them to Your hard drive, You must save them to the hard drive on Your computer or device that must meet the following requirements:

●

A personal computer or other device which is capable of accessing the Internet, with an Internet web browser which is capable of supporting 128-bit SSL encrypted communications, which requires a minimum web browser version of either Microsoft® Internet Explorer version 8.0 (click to download the latest IE version http://www.microsoft.com/windows/ie/downloads/default.asp) and Your system or device must have 128-bit SSL encryption software. Your access to the email and opening its attachments verifies that Your browser and encryption software/device meet these requirements.

●	You must have software which permits You to receive and access Portable Document Format or “PDF” files, such as Adobe Acrobat Reader® version 8.0 and above (available for downloading at http://www.adobe.com/products/acrobat/readstep2.html). Your access to the email and opening the attachments contained in the email verifies that Your system/device has the necessary software to permit You to receive and access PDF files.

☒	Consent. By placing an ‘X’ or checkmark in the box, You, Thomas Freeburg, as an authorized signer for (i) Interpace Biosciences, Inc. and on behalf of Interpace Biosciences, Inc., (ii) Interpace Diagnostics Corporation and on behalf of Interpace Diagnostics Corporation, (iii) Interpace Diagnostics, LLC and on behalf of Interpace Diagnostics, LLC, and (iv) Interpace Pharma Solutions, Inc. and on behalf of Interpace Pharma Solutions, Inc., consent to the electronic delivery of the Terms. You also agree that Comerica Bank does not need to provide You with an additional paper (non-electronic) copy of the Terms, unless specifically requested.

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Interpace Diagnostics Corporation, a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any one (1) of the following (insert titles only) Chief Executive Officer and Chief Financial Officer of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations jointly and severally with Interpace Biosciences, Inc., a Delaware corporation, Interpace Diagnostics, LLC, a Delaware limited liability company, and Interpace Pharma Solutions, Inc., a Delaware corporation (each a “Co-Borrower” and collectively, if more than one, the “Co-Borrowers”) from Comerica Bank (the “Bank”), up to an amount not exceeding $________, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation and/or Co-Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine signatures of each respectively.

The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name	Title	Signature

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Thomas Freeburg	Chief Financial Officer	/s/ Thomas Freeburg

In Witness Whereof, I have affixed my name as Secretary on June 13, 2022.

/s/ Thomas Freeburg
Thomas Freeburg, as Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Interpace Biosciences, Inc., a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any one (1) of the following (insert titles only) Chief Executive Officer and Chief Financial Officer of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations jointly and severally with Interpace Diagnostics Corporation, a Delaware corporation, Interpace Diagnostics, LLC, a Delaware limited liability company, and Interpace Pharma Solutions, Inc., a Delaware corporation (each a “Co-Borrower” and collectively, if more than one, the “Co-Borrowers”) from Comerica Bank (the “Bank”), up to an amount not exceeding $ , in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation and/or Co-Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine signatures of each respectively.

The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name	Title	Signature

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Thomas Freeburg	Chief Financial Officer	/s/ Thomas Freeburg

In Witness Whereof, I have affixed my name as Secretary on June 13, 2022.

/s/ Thomas Freeburg
Thomas Freeburg, as Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of Interpace Pharma Solutions, Inc., a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any one (1) of the following (insert titles only) Chief Executive Officer and Chief Financial Officer of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations jointly and severally with Interpace Biosciences, Inc., a Delaware corporation, Interpace Diagnostics, LLC, a Delaware limited liability company, and Interpace Diagnostics Corporation, a Delaware corporation (each a “Co-Borrower” and collectively, if more than one, the “Co-Borrowers”) from Comerica Bank (the “Bank”), up to an amount not exceeding $ , in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation and/or Co-Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine signatures of each respectively.

The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name	Title	Signature

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Thomas Freeburg	Chief Financial Officer	/s/ Thomas Freeburg

In Witness Whereof, I have affixed my name as Secretary on June 13, 2022.

/s/ Thomas Freeburg
Thomas Freeburg, as Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

LIMITED LIABILITY COMPANY AUTHORIZATION

(AUTHORITY TO PROCURE JOINT LOANS)

As of June 13, 2022, the undersigned, being all of the members and managers (if any) of the limited liability company named below, acknowledge, confirm and certify to COMERICA BANK (“Bank”), that:

1.	Interpace Diagnostics, LLC, is a Delaware limited liability company (the “Company”).

2.	It is the judgment of the undersigned that it will be in the best interest of the Company that it obtain a joint loan or joint loans with Interpace Biosciences, Inc., a Delaware corporation, Interpace Diagnostics Corporation, a Delaware corporation, and Interpace Pharma Solutions, Inc., a Delaware corporation (each a “Borrower” and collectively, if more than one, the “Borrowers”) (the Company and the Borrower(s) are herein together called the “Joint Borrowers”), from Bank in aggregate amount not to exceed _______Dollars ($_____); [IF LEFT BLANK, THEN UNLIMITED]

3.	Any one (1) of the following Chief Executive Officer and Chief Financial Officer of the Company (the “Authorized Signer(s)”):

TYPE OR PRINT NAME(S) OF AUTHORIZED SIGNER(S)

INDIVIDUAL NAME	TITLE	SIGNATURE

Thomas W. Burnell	Chief Executive Officer	/s/ Thomas W. Burnell

Thomas Freeburg	Chief Financial Officer	/s/ Thomas Freeburg

is/are authorized to:

(a)	Negotiate and procure joint loans, letters of credit and other credit or financial accommodations with the Borrower(s), or any of them, from the Bank;

(b)	Discount with said Bank, commercial or other business paper belonging to the Company and/or the Joint Borrowers, made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Company, whether or not registered in the name of the Company;

(d)	Give security for any liabilities of the Joint Borrowers to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible, of the Joint Borrowers or of the Company;

(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of this Authorization, any or all of which may relate to all or to substantially all of the Company’s property and assets; and

(f)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Company and/or the Joint Borrowers, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Company and/or the Joint Borrowers, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Company and/or the Joint Borrowers.

4.	The Bank is further authorized and directed to pay the proceeds of any such loans, advances or discounts as directed by the Authorized Signer(s), Delegated Person(s) (if any), or the authorized signer(s) of any other Joint Borrower (as set forth in any resolution provided by such Joint Borrower to Bank), whether so payable to the order of any of said Authorized Signer(s), Delegated Person(s) (if any) or the other Joint Borrower (or any one or more of them) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s), Delegated Person(s) (if any) or the other Joint Borrower (or any one or more of them), or not.

5.	This Authorization shall be effective (and Bank shall be entitled to rely fully on it) notwithstanding any contrary terms contained in any Company agreement now or hereafter adopted by the Company, and shall remain in full force and effect until the Company officially notifies the Bank to the contrary in writing (but said notice shall have no effect whatsoever on any action previously taken or any commitment previously entered into by Bank in reliance on this Authorization).

6.	The Bank may consider each Authorized Signer of the Company, each member of the Company and each manager of the Company (if any), their signatures and titles (if any), respectively, to be and continue to be as set forth in this Authorization until notice to the contrary in writing is duly served on the Bank.

7.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of this Authorization are ratified, confirmed and approved as the act or acts of the Company.

8.	If other persons become members or managers of the Company, the Company shall notify the Bank promptly in writing of any such changes. This Authorization is not a consent by the Bank to the adding of members or managers to the Company.

9.	The Company’s Articles of Organization, Certificate of Formation, Operating Agreement, Regulations or other charter or constitutional documents, as applicable (copies of which have been provided to the Bank), are not inconsistent with this Authorization.

10.	The execution of this Authorization is not in contravention or violation of any applicable law.

11.	There are no members of the Company other than as listed below.

12.	There are no managers of the Company other than as listed below.

13.	The signatures appearing below are the genuine signatures of all of the members and managers (if any) of the Company.

14.	The parties agree that the electronic signature of a party to this document shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this document, and that any electronically signed document (including this document) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform.

NAMES AND SIGNATURES OF ALL MEMBERS AND MANAGERS (IF ANY) OF THE COMPANY

Member		Managers

INTERPACE BIOSCIENCES, INC., a Delaware corporation		Individuals

__________________________________
Name of Individual:___________________
By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell	Name of Individual:___________________
Title:	Chief Executive Officer
Entities

By:
Name:
Title:

☒ Check this box if there are no managers

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